SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 17, 2003

CBRE HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32983 (Commission File Number)	94-3391143 (IRS Employer Identification Number)

355 S. Grand Avenue, Suite 3100, Los Angeles, California		90071
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (213) 613-3226

NA

(Former Name or Former Address, if Changed Since Last Report)

The registrant hereby amends this Current Report on Form 8-K originally filed with the Securities and Exchange Commission on February 18, 2002 to include as an exhibit the Agreement and Plan of Merger, dated as of February 17, 2002, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc. and Apple Acquisition Corp.

Item 7.    Exhibits

(c)    Exhibits

The following is furnished as an exhibit to this report:

2.1	Agreement and Plan of Merger, dated as of February 17, 2003, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc. and Apple Acquisition Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBRE HOLDING, INC.

Date: February 20, 2003	By:	/s/ RAYMOND E. WIRTA
	Name: Title:	Raymond E. Wirta Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 17, 2003, by and among Insignia Financial Group, Inc., CBRE Holding, Inc., CB Richard Ellis Services, Inc. and Apple Acquisition Corp.

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